Exhibit 32

Certification of Chief Executive Officer and Chief Financial Officer pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of HSBC USA Inc., a Maryland corporation (HUSI), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the Form 10-K) of HUSI fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of HUSI.


Date: February 28, 2005               /s/ Martin J. G. Glynn
                                      ------------------------------------------
                                      Martin J. G. Glynn
                                      President and Chief Executive Officer


Date: February 28, 2005               /s/ Roger K. McGregor
                                      ------------------------------------------
                                      Roger K. McGregor
                                      Executive Vice President and Chief
                                      Financial Officer


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